As filed with the Securities and Exchange Commission on October 24, 2014

Registration No. 333-198560

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Post-Effective Amendment No. 1

to

FORM S-3

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

Memorial Production Partners LP

Memorial Production Finance Corporation

(and the subsidiaries identified below in the Table of Subsidiary Guarantor Registrants)

(Exact name of registrant as specified in its charter)

Delaware	90-0726667
Delaware	46-2003356
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification Number)

500 Dallas Street, Suite 1800

Houston, Texas 77002

(713) 588-8300

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Kyle N. Roane

Vice President, General Counsel and Corporate Secretary

Memorial Production Partners GP LLC

500 Dallas Street, Suite 1800

Houston, Texas 77002

Telephone: (713) 588-8300

(Name, address, including zip code, and telephone number, including area code, of agent for service)

Copy to:

John Goodgame

Akin Gump Strauss Hauer & Feld LLP

1111 Louisiana Street, 44th Floor

Houston, Texas 77002

Telephone: (713) 220-8144

Approximate Date of Commencement of Proposed Sale to the Public: From time to time after the registration statement becomes effective.

If the only securities being registered on this form are being offered pursuant to dividend or interest reinvestment plans, please check the following box.  ☐

If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box.  ☒

If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this form is a registration statement pursuant to General Instruction I.D. or a post-effective amendment thereto that shall become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act, check the following box.  ☒

If this form is a post-effective amendment to a registration statement filed pursuant to General Instruction I.D. filed to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act, check the following box.  ☒

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act. (Check one):

Large accelerated filer	☐	Accelerated filer	☒
Non-accelerated filer	☐ (Do not check if a smaller reporting company)	Smaller reporting company	☐

CALCULATION OF REGISTRATION FEE

Title of Each Class of Securities to be Registered	Amount to be Registered/ Proposed Maximum Offering Price Per Unit/ Proposed Maximum Aggregate Offering Price/ Amount of Registration Fee(1)
Common Units
Preferred Units
Debt Securities(2)
Guarantees of Debt Securities(3)
Total

(1)	There are being registered hereunder a presently indeterminate number of common units and preferred units representing limited partner interests in Memorial Production Partners LP, and an indeterminate principal amount of debt securities and guarantees of debt securities. This registration statement also covers an indeterminate amount of securities as may be issued in exchange for, or upon conversion or exercise of, as the case may be, the securities registered hereunder. Separate consideration may or may not be received for securities that are being registered that are issued in exchange for, or upon conversion or exercise of, the securities being registered hereunder. In accordance with Rules 456(b) and 457(r), the registrant is deferring payment of all the registration fee.
(2)	Debt securities may be issued solely by Memorial Production Partners LP or with Memorial Production Finance Corporation as co-issuer.
(3)	If a series of debt securities is guaranteed, such series may be guaranteed by one or more subsidiaries of Memorial Production Partners LP. Pursuant to Rule 457(n), no separate fee is payable with respect to the guarantees of the debt securities being registered.

TABLE OF SUBSIDIARY GUARANTOR REGISTRANTS

Exact Name of Registrant as Specified in its Charter*	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification No
Columbus Energy, LLC	Delaware	90-0726667
Memorial Energy Services LLC	Delaware	90-0726667
Memorial Midstream LLC	Texas	90-0726667
Memorial Production Operating LLC	Delaware	90-0726667
Prospect Energy, LLC	Colorado	90-0726667
Rise Energy Beta, LLC	Delaware	90-0726667
Rise Energy Minerals, LLC	Delaware	90-0726667
Rise Energy Operating, LLC	Delaware	90-0726667
WHT Carthage LLC	Delaware	90-0726667
WHT Energy Partners LLC	Delaware	90-0726667

*	The address for each registrant’s principal executive office is 500 Dallas Street, Suite 1800, Houston, Texas 77002, and the telephone number for each registrant’s principal executive office is (713) 588-8300.

EXPLANATORY NOTE

This Post-Effective Amendment to the Registration Statement (File No. 333-198560) is being filed for the purpose of adding Memorial Midstream LLC (the “Additional Co-Registrant”), a Texas limited liability company and a wholly-owned subsidiary of Memorial Production Partners LP, as a co-registrant that may potentially be a guarantor of some or all of the debt securities with respect to which offers and sales are registered under this Registration Statement. No changes or additions are being made hereby to the base prospectus that already forms a part of the Registration Statement. Accordingly, such base prospectus is being omitted from this filing.

PART II

INFORMATION NOT REQUIRED IN PROSPECTUS

Item 14. Other Expenses of Issuance and Distribution

The following table sets forth the costs and expenses, other than selling or underwriting discounts and commissions, we expect to incur in connection with the issuance and distribution of the securities being registered. All amounts shown are estimated except the SEC registration fee.

SEC registration fee	$	*
Accounting fees and expenses		**
Legal fees and expenses		**
Printing and engraving expenses		**
Transfer agent and registrar fees		**
Trustee fees and expenses		**
Miscellaneous		**

Total	$	**

*	Under Rules 456(b) and 457(r), the SEC registration fee will be paid at the time of any particular offering of securities under the registration statement, and is therefore not currently determinable.
**	These fees are calculated based on the number of issuances and amount of securities offered and accordingly cannot be estimated at this time.

Item 15. Indemnification of Directors and Officers

Memorial Production Partners LP

Subject to any terms, conditions or restrictions set forth in the partnership agreement, Section 17-108 of the Delaware Revised Uniform Limited Partnership Act empowers a Delaware limited partnership to indemnify and hold harmless any partner or other persons from and against all claims and demands whatsoever. The section of the prospectus entitled “The Partnership Agreement — Indemnification” discloses that we will generally indemnify officers, directors and affiliates of our general partner to the fullest extent permitted by the law against all losses, claims, damages or similar events and is incorporated herein by this reference.

We and our general partner have entered into indemnification agreements with our directors which generally indemnify our directors to the fullest extent permitted by law. Our general partner maintains director and officer liability insurance for the benefit of its directors and officers. Under the omnibus agreement, we have agreed to indemnify MRD for all claims, losses and expenses attributable to the post-closing operations of the properties contributed to us in connection with the closing of our initial public offering, to the extent that such losses are not subject to MRD’s indemnification obligations. Reference is also made to the underwriting agreement to be filed as an exhibit to this registration statement or incorporated by reference in connection with the offering of securities under the prospectus which forms a part of this registration statement, which will provide for the indemnification of us, our general partner, its officers and directors, and any person who controls us or our general partner, including indemnification for liabilities under the Securities Act.

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers or persons controlling us as set forth above, we have been informed that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

Memorial Production Finance Corporation

Section 145 of the Delaware General Corporation Law empowers a Delaware corporation to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding (other than an action by or in the right of the corporation) by reason of the fact that such person is or was a director, officer, employee or agent of another corporation or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. Similar indemnity is authorized for such persons against expenses (including attorneys’ fees) actually and reasonably incurred in connection with the defense or settlement of any such threatened, pending or completed action or suit if such person acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, and provided further that (unless a court of competent jurisdiction otherwise provides) such person shall not have been adjudged liable to the corporation. Any such indemnification may be made only as authorized in each specific case upon a determination by the stockholders or disinterested directors or by independent legal counsel in a written opinion that indemnification is proper because the indemnitee has met the applicable standard of conduct.

Section 145 further authorizes a corporation to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation or enterprise, against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the corporation would otherwise have the power to indemnify him under Section 145. Also, the bylaws of Memorial Production Finance Corporation provide for the indemnification of directors and officers of the company and such directors and officers who serve at the request of the company as directors, officers, employees or agents of any other enterprise against certain liabilities under certain circumstances.

Subsidiary Guarantor Registrants

Memorial Production Operating LLC, Columbus Energy, LLC, Rise Energy Operating, LLC, Rise Energy Minerals, LLC, Rise Energy Beta, LLC, Memorial Energy Services LLC, WHT Energy Partners LLC and WHT Carthage LLC (collectively, the “Delaware subsidiary guarantor registrants”) are all Delaware limited liability companies. Section 18-108 of the Delaware Limited Liability Company Act provides that, subject to such standards and restrictions, if any, as are set forth in its limited liability company agreement, a Delaware limited liability company may, and shall have the power to, indemnify and hold harmless any member or manager or other person from and against any and all claims and demands whatsoever. The limited liability company agreement of each Delaware subsidiary guarantor registrant provides for the indemnification of its member, officers and managers to the fullest extent permitted by Delaware law against any and all losses, claims, damages, liabilities, joint or several, expenses (including reasonable legal fees and expenses), judgments, fines, settlements and other amounts arising from any and all claims, demands, actions, suits or proceedings (civil, criminal, administrative or investigative) in which such person may be involved, or is threatened to be involved, as a party or otherwise, arising out of any act or omission of any of such person in connection with the operations of the company, unless such act or omission was committed in bad faith or was the result of active and deliberate dishonesty, such person did not reasonably believe that such person was acting in the best interests of the company, such person actually received an improper personal benefit in money, property or services, or in the case of a criminal proceeding, such person had reasonable cause to believe that the act or omission was unlawful.

Prospect Energy, LLC is a Colorado limited liability company. Section 7-80-407 of the Colorado Limited Liability Company Act provides that a Colorado limited liability company shall reimburse a person who is or was a member or manager for payments made, and indemnify a person who is or was a member or manager for liabilities incurred by the person, in the ordinary course of the business of the limited liability company or for the preservation of its business or property, if such payments were made or liabilities incurred without violation of the person’s duties to the limited liability company. The amended and restated operating agreement of Prospect Energy, LLC provides for the indemnification of its member and officers to the fullest extent permitted by Colorado law against (and the advancement of expenses relating to) any and all losses, claims, damages, judgments, liabilities, obligations, penalties, settlements and reasonable expenses (including legal fees) arising from any and all claims, demands, actions, suits or proceedings, civil, criminal, administrative or investigative, in which such person may be involved by reason of the fact that such person is or was an officer or member of Prospect Energy, LLC, unless the act or failure to act giving rise to such indemnity was performed or omitted fraudulently or constituted gross negligence or willful misconduct. Prospect Energy, LLC may purchase and maintain insurance on behalf of the member and such other persons as the member shall determine against any liability that may be asserted against, or expense that may be incurred by, such person in connection with Prospect Energy, LLC’s activities, regardless of whether Prospect Energy, LLC would have the obligation to indemnify such person against such liability under the provisions of the amended and restated operating agreement.

Memorial Midstream LLC is a Texas limited liability company. Section 101.402 of the Texas Business Organizations Code provides that a limited liability company may indemnify a person, pay in advance or reimburse expenses incurred by a person and purchase or procure or establish and maintain insurance or another arrangement to indemnify or hold harmless a person. The amended and restated limited liability company agreement of Memorial Midstream LLC provides for the indemnification of its member and officers to the fullest extent permitted by Texas law against any and all losses, claims, damages, liabilities, joint or several, expenses (including reasonable legal fees and expenses), judgments, fines, settlements and other amounts arising from any and all claims, demands, actions, suits or proceedings, civil, criminal, administrative or investigative, that relate to the operations of Memorial Midstream LLC in which such person may be involved, or threatened to be involved, as a party or otherwise, arising out of any act or omission of any of such person in connection with the operations of the company, unless such act or omission was committed in bad faith or was the result of active and deliberate dishonesty, such person did not reasonably believe that such person was acting in the best interests of the company, such person actually received an improper personal benefit in money, property or services, or in the case of a criminal proceeding, such person had reasonable cause to believe that the act or omission was unlawful.

Item 16. Exhibits

Exhibit Number	Description

1.1**	— Form of Underwriting Agreement

4.1	— Certificate of Limited Partnership of Memorial Production Partners LP (incorporated by reference to Exhibit 3.1 to Registration Statement on Form S-1 (File No. 333-175090) filed on June 23, 2011)

4.2

—     First Amended and Restated Agreement of Limited Partnership of Memorial Production Partners LP (incorporated by reference to Exhibit 3.1 to Current Report on Form 8-K (File No. 001-35364) filed on December 15, 2011)

4.3	— Certificate of Formation of Memorial Production Partners GP LLC (incorporated by reference to Exhibit 3.4 to Registration Statement on Form S-1 (File No. 333-175090) filed on June 23, 2011)

4.4

—     Third Amended and Restated Limited Liability Company Agreement of Memorial Production Partners GP LLC (incorporated by reference to Exhibit 3.4 to Quarterly Report on Form 10-Q (File No. 001-35364) filed on August 6, 2014)

4.5	— Specimen Unit Certificate representing common units (incorporated by reference to Exhibit A of Exhibit 4.2 hereto)

4.6

—     Form of Restricted Unit Agreement under the Memorial Production Partners GP LLC Long-Term Incentive Plan (incorporated by reference to Exhibit 4.6 to Registration Statement on Form S-8 (File No. 333-178493) filed on December 14, 2011)

4.7	— Certificate of Incorporation of Memorial Production Finance Corporation (incorporated by reference to Exhibit 4.7 to Registration Statement on Form S-3 (File No. 333-187055) filed on March 5, 2013)

4.8	— Bylaws of Memorial Production Finance Corporation (incorporated by reference to Exhibit 4.8 to Registration Statement on Form S-3 (File No. 333-187055) filed on March 5, 2013)

4.9	— Form of Senior Debt Indenture (incorporated by reference to Exhibit 4.9 to Registration Statement on Form S-3 (File No. 333-187055) filed on March 5, 2013)

4.10	— Form of Subordinated Debt Indenture (incorporated by reference to Exhibit 4.10 to Registration Statement on Form S-3 (File No. 333-187055) filed on March 5, 2013)

4.11**	— Form of Debt Securities

5.1***	— Opinion of Akin Gump Strauss Hauer & Feld LLP as to the legality of the securities being registered (other than the subsidiary guarantee of the Additional Co-Registrant)

5.2***	— Opinion of Faegre Baker Daniels LLP concerning matters of Colorado law

5.3*	— Opinion of Akin Gump Strauss Hauer & Feld LLP as to the legality of the subsidiary guarantee of the Additional Co-Registrant

8.1***	— Opinion of Akin Gump Strauss Hauer & Feld LLP relating to tax matters

12.1***	— Computation of Ratio of Earnings to Fixed Charges

23.1*	— Consent of Netherland, Sewell & Associates, Inc.

23.2*	— Consent of Ryder Scott Company, L.P.

23.3*	— Consent of KPMG LLP

23.4*	— Consent of KPMG LLP

23.5***	— Consent of Akin Gump Strauss Hauer & Feld LLP (included in Exhibit 5.1 hereto)

23.6***	— Consent of Faegre Baker Daniels LLP (included in Exhibit 5.2 hereto)

23.7*	— Consent of Akin Gump Strauss Hauer & Feld LLP (included in Exhibit 5.3 hereto)

23.8***	— Consent of Akin Gump Strauss Hauer & Feld LLP (included in Exhibit 8.1 hereto)

24.1***	— Powers of Attorney (included on the signature page to this registration statement)

24.2*	— Powers of Attorney (included on the signature page to this registration statement)

25.1***	— Form T-1 Statement of Eligibility and Qualification with respect to the Senior Debt Indenture

25.2***	— Form T-1 Statement of Eligibility and Qualification with respect to the Subordinated Debt Indenture

*	Filed herewith.
**	To be filed as an exhibit to a Current Report on Form 8-K or in a post-effective amendment to this registration statement.
***	Previously filed as an exhibit to this Registration Statement.

Item 17. Undertakings

(a) The undersigned registrant hereby undertakes:

(1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

(i)	To include any prospectus required by section 10(a)(3) of the Securities Act of 1933;

(ii)	To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the SEC pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than a 20% change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective registration statement; and

(iii)	To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

provided, however, that paragraphs (a)(1)(i), (a)(1)(ii) and (a)(1)(iii) do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in reports filed with or furnished to the SEC by the registrant pursuant to section 13 or section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in the registration statement, or is contained in a form of prospectus filed pursuant to Rule 424(b) that is part of the registration statement.

(2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bonafide offering thereof.

(3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

(4) That, for the purpose of determining liability under the Securities Act of 1933 to any purchaser:

(i)	Each prospectus filed by the registrant pursuant to Rule 424(b)(3) shall be deemed to be part of the registration statement as of the date the filed prospectus was deemed part of and included in the registration statement; and

(ii)	Each prospectus required to be filed pursuant to Rule 424(b)(2), (b)(5) or (b)(7) as part of a registration statement in reliance on Rule 430B relating to an offering made pursuant to Rule 415(a)(1)(i), (vii) or (x) for the purpose of providing the information required by Section 10(a) of the Securities Act of 1933 shall be deemed to be part of and included in the registration statement as of the earlier of the date such form of prospectus is first used after effectiveness or the date of the first contract of sale of securities in the offering described in the prospectus. As provided in Rule 430B, for liability purposes of the issuer and any person that is at that date an underwriter, such date shall be deemed to be a new effective date of the registration statement relating to the securities in the registration statement to which that prospectus relates, and the offering of such securities at that time shall be deemed to be the initial bonafide offering thereof. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such effective date, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such effective date.

(5) That, for the purpose of determining liability of the registrant under the Securities Act of 1933 to any purchaser in the initial distribution of the securities, the undersigned registrant undertakes that in a primary offering of securities of the undersigned registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned registrant will be a seller to the purchaser and will be considered to offer or sell such securities to such purchaser:

(i)	Any preliminary prospectus or prospectus of the undersigned registrant relating to the offering required to be filed pursuant to Rule 424;

(ii)	Any free writing prospectus relating to the offering prepared by or on behalf of the undersigned registrant or used or referred to by the undersigned registrant;

(iii)	The portion of any other free writing prospectus relating to the offering containing material information about the undersigned registrant or its securities provided by or on behalf of the undersigned registrant; and

(iv)	Any other communication that is an offer in the offering made by the undersigned registrant to the purchaser.

(b) The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933 each filing of the registrant’s annual report pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan’s annual report pursuant to Section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(c) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions or otherwise, the registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, in the State of Texas, on October 24, 2014.

MEMORIAL PRODUCTION PARTNERS LP

By:	Memorial Production Partners GP LLC, its general partner

By:	/s/ John A. Weinzierl
John A. Weinzierl Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the dates presented.

Signature	Title	Date

/s/ John A. Weinzierl John A. Weinzierl	Chief Executive Officer and Chairman (Principal Executive Officer)	October 24, 2014

/s/ Robert L. Stillwell, Jr. Robert L. Stillwell, Jr.	Vice President, Finance (Principal Financial Officer)	October 24, 2014

/s/ Patrick T. Nguyen Patrick T. Nguyen	Chief Accounting Officer (Principal Accounting Officer)	October 24, 2014

* Jonathan M. Clarkson	Director	October 24, 2014

* Scott A. Gieselman	Director	October 24, 2014

* Kenneth A. Hersh	Director	October 24, 2014

* P. Michael Highum	Director	October 24, 2014

* Tony R. Weber	Director	October 24, 2014

* Robert A. Innamorati	Director	October 24, 2014

*By:	/s/ Kyle N. Roane
Kyle N. Roane, Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, in the State of Texas, on October 24, 2014.

MEMORIAL PRODUCTION FINANCE CORPORATION

By:	/s/ John A. Weinzierl
John A. Weinzierl
Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the dates presented.

Signature	Title	Date

/s/ John A. Weinzierl John A. Weinzierl	Chief Executive Officer, and Chairman (Principal Executive Officer)	October 24, 2014

/s/ Robert L. Stillwell, Jr. Robert L. Stillwell, Jr.	Vice President, Finance (Principal Financial Officer)	October 24, 2014

/s/ Patrick T. Nguyen Patrick T. Nguyen	Chief Accounting Officer and Director (Principal Accounting Officer)	October 24, 2014

/s/ William J. Scarff William J. Scarff	President and Director	October 24, 2014

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, in the State of Texas, on October 24, 2014.

MEMORIAL PRODUCTION OPERATING LLC

By:	Memorial Production Partners LP, its sole member

By:	Memorial Production Partners GP LLC, its general partner

By:	/s/ John A. Weinzierl
John A. Weinzierl Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the dates presented.

Signature	Title*	Date

/s/ John A. Weinzierl John A. Weinzierl	Chief Executive Officer and Chairman (Principal Executive Officer)	October 24, 2014

/s/ Robert L. Stillwell, Jr. Robert L. Stillwell, Jr.	Vice President, Finance (Principal Financial Officer)	October 24, 2014

/s/ Patrick T. Nguyen Patrick T. Nguyen	Chief Accounting Officer (Principal Accounting Officer)	October 24, 2014

** Jonathan M. Clarkson	Director	October 24, 2014

** Scott A. Gieselman	Director	October 24, 2014

** Kenneth A. Hersh	Director	October 24, 2014

** P. Michael Highum	Director	October 24, 2014

** Tony R. Weber	Director	October 24, 2014

** Robert A. Innamorati	Director	October 24, 2014

*	With Memorial Production Partners GP LLC, the general partner of Memorial Production Partners LP, the sole member of the Registrant.

**By:	/s/ Kyle N. Roane
Kyle N. Roane, Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, in the State of Texas, on October 24, 2014.

COLUMBUS ENERGY, LLC
RISE ENERGY OPERATING, LLC
WHT ENERGY PARTNERS LLC
MEMORIAL ENERGY SERVICES LLC
PROSPECT ENERGY, LLC

By:	Memorial Production Operating LLC, its sole member

By:	Memorial Production Partners LP, its sole member

By:	Memorial Production Partners GP LLC, its general partner

By:	/s/ John A. Weinzierl
John A. Weinzierl Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the dates presented.

Signature	Title*	Date

/s/ John A. Weinzierl John A. Weinzierl	Chief Executive Officer and Chairman (Principal Executive Officer)	October 24, 2014

/s/ Robert L. Stillwell, Jr. Robert L. Stillwell, Jr.	Vice President, Finance (Principal Financial Officer)	October 24, 2014

/s/ Patrick T. Nguyen Patrick T. Nguyen	Chief Accounting Officer (Principal Accounting Officer)	October 24, 2014

** Jonathan M. Clarkson	Director	October 24, 2014

** Scott A. Gieselman	Director	October 24, 2014

** Kenneth A. Hersh	Director	October 24, 2014

** P. Michael Highum	Director	October 24, 2014

** Tony R. Weber	Director	October 24, 2014

** Robert A. Innamorati	Director	October 24, 2014

*	With Memorial Production Partners GP LLC, the general partner of Memorial Production Partners LP, the sole member of Memorial Production Operating LLC, the sole member of the Registrant.

**By:	/s/ Kyle N. Roane
Kyle N. Roane, Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, in the State of Texas, on October 24, 2014.

RISE ENERGY MINERALS, LLC
RISE ENERGY BETA, LLC

By:	Rise Energy Operating, LLC, its sole member

By:	Memorial Production Operating LLC, its sole member

By:	Memorial Production Partners LP, its sole member

By:	Memorial Production Partners GP LLC, its general partner

By:	/s/ John A. Weinzierl
John A. Weinzierl Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the dates presented.

Signature	Title*	Date

/s/ John A. Weinzierl John A. Weinzierl	Chief Executive Officer and Chairman (Principal Executive Officer)	October 24, 2014

/s/ Robert L. Stillwell, Jr. Robert L. Stillwell, Jr.	Vice President, Finance (Principal Financial Officer)	October 24, 2014

/s/ Patrick T. Nguyen Patrick T. Nguyen	Chief Accounting Officer (Principal Accounting Officer)	October 24, 2014

** Jonathan M. Clarkson	Director	October 24, 2014

** Scott A. Gieselman	Director	October 24, 2014

** Kenneth A. Hersh	Director	October 24, 2014

** P. Michael Highum	Director	October 24, 2014

** Tony R. Weber	Director	October 24, 2014

** Robert A. Innamorati	Director	October 24, 2014

*	With Memorial Production Partners GP LLC, the general partner of Memorial Production Partners LP, the sole member of Memorial Production Operating LLC, the sole member of Rise Energy Operating, LLC, the sole member of the Registrant.

**By:	/s/ Kyle N. Roane
Kyle N. Roane, Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, in the State of Texas, on October 24, 2014.

WHT CARTHAGE LLC

By:	WHT Energy Partners LLC, its sole member

By:	Memorial Production Operating LLC, its sole member

By:	Memorial Production Partners LP, its sole member

By:	Memorial Production Partners GP LLC, its general partner

By:	/s/ John A. Weinzierl
John A. Weinzierl Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the dates presented.

Signature	Title*	Date

/s/ John A. Weinzierl John A. Weinzierl	Chief Executive Officer and Chairman (Principal Executive Officer)	October 24, 2014

/s/ Robert L. Stillwell, Jr. Robert L. Stillwell, Jr.	Vice President, Finance (Principal Financial Officer)	October 24, 2014

/s/ Patrick T. Nguyen Patrick T. Nguyen	Chief Accounting Officer (Principal Accounting Officer)	October 24, 2014

** Jonathan M. Clarkson	Director	October 24, 2014

** Scott A. Gieselman	Director	October 24, 2014

** Kenneth A. Hersh	Director	October 24, 2014

** P. Michael Highum	Director	October 24, 2014

** Tony R. Weber	Director	October 24, 2014

** Robert A. Innamorati	Director	October 24, 2014

*	With Memorial Production Partners GP LLC, the general partner of Memorial Production Partners LP, the sole member of Memorial Production Operating LLC, the sole member of WHT Energy Partners LLC, the sole member of the Registrant.

**By:	/s/ Kyle N. Roane
Kyle N. Roane, Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, in the State of Texas, on October 24, 2014.

MEMORIAL MIDSTREAM LLC

By:	Memorial Production Operating LLC, its sole member

By:	Memorial Production Partners LP, its sole member

By:	Memorial Production Partners GP LLC, its general partner

By:	/s/ John A. Weinzierl
John A. Weinzierl Chief Executive Officer

Each person whose signature appears below hereby constitutes and appoints John A. Weinzierl, Robert L. Stillwell, Jr. and Kyle N. Roane, and each of them, any of whom may act without the joinder of the other, as their true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and any Registration Statement (including any amendment thereto) for this offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or would do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his substitute and substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the dates presented.

Signature	Title*	Date

/s/ John A. Weinzierl John A. Weinzierl	Chief Executive Officer and Chairman (Principal Executive Officer)	October 24, 2014

/s/ Robert L. Stillwell, Jr. Robert L. Stillwell, Jr.	Vice President, Finance (Principal Financial Officer)	October 24, 2014

/s/ Patrick T. Nguyen Patrick T. Nguyen	Chief Accounting Officer (Principal Accounting Officer)	October 24, 2014

/s/ Jonathan M. Clarkson Jonathan M. Clarkson	Director	October 24, 2014

/s/ Scott A. Gieselman Scott A. Gieselman	Director	October 24, 2014

/s/ Kenneth A. Hersh Kenneth A. Hersh	Director	October 24, 2014

/s/ P. Michael Highum P. Michael Highum	Director	October 24, 2014

/s/ Tony R. Weber Tony R. Weber	Director	October 24, 2014

/s/ Robert A. Innamorati Robert A. Innamorati	Director	October 24, 2014

*	With Memorial Production Partners GP LLC, the general partner of Memorial Production Partners LP, the sole member of Memorial Production Operating LLC, the sole member of the Registrant.

INDEX TO EXHIBITS

Exhibit Number	Description

1.1**	— Form of Underwriting Agreement

4.1	— Certificate of Limited Partnership of Memorial Production Partners LP (incorporated by reference to Exhibit 3.1 to Registration Statement on Form S-1 (File No. 333-175090) filed on June 23, 2011)

4.2

—     First Amended and Restated Agreement of Limited Partnership of Memorial Production Partners LP (incorporated by reference to Exhibit 3.1 to Current Report on Form 8-K (File No. 001-35364) filed on December 15, 2011)

4.3	— Certificate of Formation of Memorial Production Partners GP LLC (incorporated by reference to Exhibit 3.4 to Registration Statement on Form S-1 (File No. 333-175090) filed on June 23, 2011)

4.4

—     Third Amended and Restated Limited Liability Company Agreement of Memorial Production Partners GP LLC (incorporated by reference to Exhibit 3.4 to Quarterly Report on Form 10-Q (File No. 001-35364) filed on August 6, 2014)

4.5	— Specimen Unit Certificate representing common units (incorporated by reference to Exhibit A of Exhibit 4.2 hereto)

4.6

—     Form of Restricted Unit Agreement under the Memorial Production Partners GP LLC Long-Term Incentive Plan (incorporated by reference to Exhibit 4.6 to Registration Statement on Form S-8 (File No. 333-178493) filed on December 14, 2011)

4.7	— Certificate of Incorporation of Memorial Production Finance Corporation (incorporated by reference to Exhibit 4.7 to Registration Statement on Form S-3 (File No. 333-187055) filed on March 5, 2013)

4.8	— Bylaws of Memorial Production Finance Corporation (incorporated by reference to Exhibit 4.8 to Registration Statement on Form S-3 (File No. 333-187055) filed on March 5, 2013)

4.9	— Form of Senior Debt Indenture (incorporated by reference to Exhibit 4.9 to Registration Statement on Form S-3 (File No. 333-187055) filed on March 5, 2013)

4.10	— Form of Subordinated Debt Indenture (incorporated by reference to Exhibit 4.10 to Registration Statement on Form S-3 (File No. 333-187055) filed on March 5, 2013)

4.11**	— Form of Debt Securities

5.1***	— Opinion of Akin Gump Strauss Hauer & Feld LLP as to the legality of the securities being registered (other than the subsidiary guarantee of the Additional Co-Registrant)

5.2***	— Opinion of Faegre Baker Daniels LLP concerning matters of Colorado law

5.3*	— Opinion of Akin Gump Strauss Hauer & Feld LLP as to the legality of the subsidiary guarantee of the Additional Co-Registrant

8.1***	— Opinion of Akin Gump Strauss Hauer & Feld LLP relating to tax matters

12.1***	— Computation of Ratio of Earnings to Fixed Charges

23.1*	— Consent of Netherland, Sewell & Associates, Inc.

23.2*	— Consent of Ryder Scott Company, L.P.

23.3*	— Consent of KPMG LLP

23.4*	— Consent of KPMG LLP

23.5***	— Consent of Akin Gump Strauss Hauer & Feld LLP (included in Exhibit 5.1 hereto)

23.6***	— Consent of Faegre Baker Daniels LLP (included in Exhibit 5.2 hereto)

23.7*	— Consent of Akin Gump Strauss Hauer & Feld LLP (included in Exhibit 5.3 hereto)

23.8***	— Consent of Akin Gump Strauss Hauer & Feld LLP (included in Exhibit 8.1 hereto)

24.1***	— Powers of Attorney (included on the signature page to this registration statement)

24.2*	— Powers of Attorney (included on the signature page to this registration statement)

25.1***	— Form T-1 Statement of Eligibility and Qualification with respect to the Senior Debt Indenture

25.2***	— Form T-1 Statement of Eligibility and Qualification with respect to the Subordinated Debt Indenture

*	Filed herewith.
**	To be filed as an exhibit to a Current Report on Form 8-K or in a post-effective amendment to this registration statement.
***	Previously filed as an exhibit to this Registration Statement.